                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 25, 2005

                              MKS Instruments, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Massachusetts                   0-23621                04-2277512
--------------------------------------------------------------------------------
(State or other jurisdiction of        (Commission             (IRS Employer
         incorporation)                File Number)          Identification No.)

90 Industrial Way, Wilmington, Massachusetts                             01887
--------------------------------------------------------------------------------
  (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (978) 284-4000

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On January 25, 2005, the Compensation Committee of the Board of Directors of MKS Instruments, Inc. ("MKS") approved the 2005 Management Incentive Program (the "Program"). Pursuant to the terms of the Program, certain executive officers of MKS are eligible to receive a cash bonus, calculated based on a specified percentage of their respective 2005 base salary, upon achievement of identified MKS' internal pro forma pre-tax earnings per share for the year ending December 31, 2005.

      A copy of the Program is attached as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit    Description
-------    -----------
10.1       2005 Management Incentive Bonus Program of MKS Instruments, Inc.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2005                  MKS Instruments, Inc.

                                        By: /s/ Ronald C. Weigner
                                           -------------------------------------
                                           Ronald C. Weigner,
                                           Vice President & Chief Financial
                                           Officer